Other Assets - Summary of Other Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2020	Dec. 31, 2019
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Preproduction costs related to long-term supply agreements	$ 694	$ 683
Long-term receivables	209	217
Unrealized gain on cash flow hedges [note 21]	16	24
Pension overfunded status [note 17[a]]	4	22
Other, net	40	50
Total other assets	$ 963	$ 996